UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Boston Scientific Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! BOSTON SCIENTIFIC CORPORATION 300 BOSTON SCIENTIFIC WAY MARLBOROUGH, MASSACHUSETTS 01752 BOSTON SCIENTIFIC CORPORATION 2022 Annual Meeting May 5, 2022 8:00 AM ET Virtual Meeting Site: www.virtualshareholdermeeting.com/BSX2022 You invested in BOSTON SCIENTIFIC CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 5, 2022. Vote In Advance of the Meeting Vote by May 4, 2022 11:59 PM ET Visit www.ProxyVote.com *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote please use the following control number: Control # D65926-P66389 Get informed before you vote View the Notice and Proxy Statement and the Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* Vote on May 5, 2022 8:00 AM ET Visit www.virtualshareholdermeeting.com/BSX2022 Smartphone users Point your camera here and vote without entering a control number

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote in advance of the Annual Meeting at www.ProxyVote.com Prefer to receive an email instead? If voting in advance of the Annual Meeting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D65927-P66389 1. Proposal to elect ten Director Nominees: 1c. Yoshiaki Fujimori 1a. Nelda J. Connors 1d. Donna A. James 1b. Charles J. Dockendorff 1e. Edward J. Ludwig 1f. Michael F. Mahoney 1g. David J. Roux 1h. John E. Sununu 1i. David S. Wichmann 1j. Ellen M. Zane 2. To approve, on a non-binding, advisory basis, named executive officer compensation. 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2022 fiscal year. NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. For For For For For For For For For For For For For 4. To approve an amendment and restatement of our 2006 Global Employee Stock Ownership Plan (to be renamed as our Employee Stock Purchase Plan), as previously amended and restated, including a request for 10,000,000 additional shares.